Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 1

Dated as of December 20, 2010

to

CREDIT AGREEMENT

Dated as of August 23, 2010

THIS AMENDMENT NO. 1 (this “Amendment”) is made as of December 20, 2010 by and among Parametric Technology Corporation, a Massachusetts corporation (the “Borrower”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent’), under that certain Credit Agreement dated as of August 23, 2010 by and among the Borrower, the Lenders and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Borrower has requested that the requisite Lenders and the Administrative Agent agree to an amendment to the Credit Agreement;

WHEREAS, the Borrower, the Lenders party hereto and the Administrative Agent have so agreed on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders party hereto and the Administrative Agent hereby agree to enter into this Amendment.

1. Amendment to the Credit Agreement. Effective as of the date of satisfaction of the conditions precedent set forth in Section 2 below, the parties hereto agree that the Credit Agreement is hereby amended to delete the reference to “Twenty Million Dollars ($20,000,000)” appearing in Section 5.12(f) thereof and replace such reference with a reference to “Fifty Million Dollars ($50,000,000)”.

2. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that the Administrative Agent shall have received (i) counterparts of this Amendment duly executed by the Borrower, the Required Lenders and the Administrative Agent, (ii) counterparts of the Consent and Reaffirmation attached as Exhibit A hereto duly executed by the Subsidiary Guarantors and (iii) payment and/or reimbursement of the Administrative Agent’s and its affiliates’ fees and expenses (including, to the extent invoiced, fees and expenses of counsel for the Administrative Agent) in connection with this Amendment.

3. Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:

(a) This Amendment and the Credit Agreement as modified hereby constitute valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms.

(b) As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default or Event of Default shall have occurred and be continuing, and (ii) the representations and warranties of the Borrower set forth in the Credit Agreement are true and correct in all material respects (or, if a representation or warranty is expressly stated to have been made as of a specific date, such representation or warranty shall be true and correct in all material respects as of such specific date).

4. Reference to and Effect on the Credit Agreement.

(a) Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b) Each Loan Document and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c) Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.

5. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

[Signature Pages Follow]

2

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

PARAMETRIC TECHNOLOGY CORPORATION,
as the Borrower

By:	/s/ Jeffrey D. Glidden
Name:	Jeffrey D. Glidden
Title:	Executive Vice President and Chief Financial Officer

Signature Page to Amendment No. 1 to

Credit Agreement dated as of August 23, 2010

Parametric Technology Corporation

JPMORGAN CHASE BANK, N.A.,
individually as a Lender, as the Swingline Lender, as an Issuing Bank and as Administrative Agent

By:	/s/ Anne Biancardi
Name:	Anne Biancardi
Title:	Vice President, Credit Executive

Signature Page to Amendment No. 1 to

Credit Agreement dated as of August 23, 2010

Parametric Technology Corporation

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ David A. Wild
Name:	David A. Wild
Title:	Vice President

Signature Page to Amendment No. 1 to

Credit Agreement dated as of August 23, 2010

Parametric Technology Corporation

SOVEREIGN BANK,
as a Lender

By:	/s/ Angela Pecjo
Name:	Angela Pecjo
Title:	Vice President

Signature Page to Amendment No. 1 to

Credit Agreement dated as of August 23, 2010

Parametric Technology Corporation

RBS CITIZENS, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ William M. Clossey
Name:	William M. Clossey
Title:	Vice President

Signature Page to Amendment No. 1 to

Credit Agreement dated as of August 23, 2010

Parametric Technology Corporation

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Donald Schwartz
Name:	Donald Schwartz
Title:	Managing Director

Signature Page to Amendment No. 1 to

Credit Agreement dated as of August 23, 2010

Parametric Technology Corporation

SILICON VALLEY BANK, as a Lender

By:	/s/ Philip T. Silvia III
Name:	Philip T. Silvia III
Title:	Vice President

Signature Page to Amendment No. 1 to

Credit Agreement dated as of August 23, 2010

Parametric Technology Corporation

THE HUNTINGTON NATIONAL BANK, as a Lender

By:	/s/ Joe Tonges
Name:	Joe Tonges
Title:	Vice President

Signature Page to Amendment No. 1 to

Credit Agreement dated as of August 23, 2010

Parametric Technology Corporation

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Elise M. Russo
Name:	Elise M. Russo
Title:	Global Relationship Manager

Signature Page to Amendment No. 1 to

Credit Agreement dated as of August 23, 2010

Parametric Technology Corporation

TD BANK, N.A., as a Lender

By:	/s/ Edward (Ted) Hopkinson
Name:	Edward (Ted) Hopkinson
Title:	Senior Vice President & Managing Director

Signature Page to Amendment No. 1 to

Credit Agreement dated as of August 23, 2010

Parametric Technology Corporation

BANK OF AMERICA, N.A., as a Lender

By:	/s/ William S. Rowe
Name:	William S. Rowe
Title:	Senior Vice President

Signature Page to Amendment No. 1 to

Credit Agreement dated as of August 23, 2010

Parametric Technology Corporation

EXHIBIT A

Consent and Reaffirmation

Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 1 to the Credit Agreement (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among Parametric Technology Corporation, a Massachusetts corporation (the “Borrower”) the Lenders and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), which Amendment No. 1 is dated as of December 20, 2010 and is by and among the Borrower, the financial institutions listed on the signature pages thereof and the Administrative Agent (the “Amendment”). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Subsidiary Guaranty and any other Loan Document executed by it and acknowledges and agrees that the Subsidiary Guaranty and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

Dated December 20, 2010

[Signature Page Follows]

IN WITNESS WHEREOF, this Consent and Reaffirmation has been duly executed as of the day and year above written.

PARAMETRIC HOLDINGS INC.		COMPUTERVISION LLC by its sole member, PARAMETRIC TECHNOLOGY CORPORATION

By:	/s/ Stephen Bouchard	By:	/s/ Stephen Bouchard
Name:	Stephen Bouchard	Name:	Stephen Bouchard
Title:	Treasurer	Title:	Treasurer

PTC INTERNATIONAL, INC.		PTC NETHERLANDS LLC

By:	/s/ Stephen Bouchard	By:	/s/ Stephen Bouchard
Name:	Stephen Bouchard	Name:	Stephen Bouchard
Title:	Treasurer	Title:	Treasurer

ARBORTEXT, INC.		RELEX SOFTWARE CORPORATION

By:	/s/ Stephen Bouchard	By:	/s/ Stephen Bouchard
Name:	Stephen Bouchard	Name:	Stephen Bouchard
Title:	Treasurer	Title:	Treasurer

Signature Page to Consent and Reaffirmation to Amendment No. 1 to

Credit Agreement dated as of August 23, 2010

Parametric Technology Corporation